EXHIBIT 99.6

          PREMIER BANK 1995 INCENTIVE STOCK OPTION PLAN
          (INCORPORATED BY REFERENCE FROM EXHIBIT F TO
          THE PROXY STATEMENT/PROSPECTUS, INCLUDED
                IN THIS REGISTRATION STATEMENT)